Exhibit 99.1

LMI Aerospace $325 million Senior Secured Credit Facilities Public Lender Presentation January 2013

* Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on Management’s beliefs and assumptions, current expectations, estimates, and projections. These statements are subject to known and unknown risks and uncertainties, certain of which are beyond the company’s ability to control or predict, and, therefore, actual results may differ materially. For example, statements concerning future benefits, opportunities and the financial impact of the acquisition of Valent Aerostructures, LLC are forward-looking statements. In addition, statements concerning LMI Aerospace’s financial condition, possible or expected results of operations, commercialization of new products, growth opportunities and plans of Management are all forward-looking statements. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date hereof. LMI Aerospace disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. For more information about the risks and uncertainties the company faces, see the recent filings with the SEC, which can be found on the company’s website at http://ir.lmiaerospace.com/sec.cfm

* Non-GAAP Disclaimer References in these slides to “Adjusted EBITDA” are to earnings, before interest, taxes, depreciation and amortization, adjusted to (a) exclude stock based compensation, Acquisition expenses, management fees and moving expenses, and (b) include pro forma EBITDA resulting from the acquisition of TASS, Inc. and Ozark Mountain Technologies, LLC, for such periods for LMI Aerospace and Valent Aerostructures, LLC. Our estimated Adjusted EBITDA and estimated synergies contained in this presentation are forward-looking statements based on currently available preliminary information, estimates and assumptions and reflect the best judgment of our management, but involve a number of risks and uncertainties that could cause actual results to differ materially from those set forth in our estimates and from past results, performance or achievements. Such estimates have not been subject to our normal year-end closing and review procedures and adjustments. Such results should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and audited by our auditors. In addition, the preceding estimates do not include the impact of purchase accounting adjustments with the exception of the related acquisition expenses and write-off of deferred financing fees that are expected to be incurred. Consequently, there can be no assurances that any item of estimated Adjusted EBITDA (or any item thereof) or the amount of estimated synergies contained in this presentation will reflect the actual results, and any variation between our actual results and the estimates set forth above may be material. We believe that Adjusted EBITDA provides useful information about our financial performance to interested parties, such as our lenders, since these groups have historically used EBITDA-related measures in our industry, along with other measures, to, among other uses, evaluate a company’s leverage capacity and its ability to meet its debt service requirements. We further believe this measure provides additional transparency to investors that augments but does not replace the GAAP reporting of net income and provides a good comparative measure. Since Adjusted EBITDA is a non-GAAP measure that does not have a standardized meaning, it may not be comparable to similar measures presented by other issuers. In addition to the cautionary language set forth above regarding the forward-looking nature of our estimated Adjusted EBITDA, you are cautioned that this non-GAAP measure is not based on any comprehensive set of accounting rules or principles and should be considered only in conjunction with, and not as a substitute for, or superior to, net income as determined in accordance with GAAP as an indicator of performance. A reconciliation of this non-GAAP measure to its closest U.S. GAAP measure is included in this presentation.

* Presenters Charlie Newell Co-Chief Executive Officer – Valent Aerostructures Ronald S. Saks President & Chief Executive Officer – LMI Aerospace Ed Dickinson Vice President & Chief Financial Officer – LMI Aerospace Michael Ryan Leveraged Finance – RBC Capital Markets Henry Newell Co-Chief Executive Officer – Valent Aerostructures

* IV. Historical Financials I. Transaction Overview VI. Q&A II. Company Overview III. Key Investment Highlights V. Syndication Overview Appendix

* LMI Aerospace, Inc. (“LMI”) is a leading supplier of structural assemblies, kits and components and provider of design engineering services to the aerospace and defense markets 2012E Revenue of approximately $280 million and Adjusted EBITDA of approximately $42 million LMI is listed on the Nasdaq (LMIA) and has a current market capitalization of $254 million On December 6, 2012, LMI entered into a definitive agreement to acquire Valent Aerostructures (“Valent”) for approximately $247 million Valent supplies major complex sub-assemblies and machined parts to leading airframe manufacturers in the commercial aerospace, business and regional jet and military industries Highly strategic acquisition for LMI Enhances product and service offerings, increases scale and augments project management capabilities Drives further growth from existing customers on desirable, high growth platforms For the fiscal year 2012E period, LMI and Valent are expected to generate combined Adjusted EBITDA(1) of $61.8 million, including synergies LMI expects the combined company to generate Revenue of over $480 million and Adjusted EBITDA of over $80 million, including synergies, in 2013 LMI is refinancing its existing revolver and funding the acquisition with the following capital sources: $100 million 5-year Revolving Credit Facility $225 million 6-year Term Loan B $15 million new common equity issued to Valent Transaction Overview (1) Represents midpoint of Company 2012E estimate. Please refer to LMI’s 8-K dated January 11, 2013 for further details.

* ($ in millions) ($ in millions) Sources & Uses and Pro Forma Capitalization Sources and Uses of Funds Estimated Pro Forma Capitalization as of December 28, 2012 (1) Includes existing Valent Industrial Revenue Bonds from cities of Fredonia, KS and Washington, MO and existing LMI real estate and equipment notes. (2) Market capitalization based on LMI share price of $19.83 at close on 01/15/2013 and ~12.8 million shares outstanding. (3) Pro forma for full year impact of TASS acquisition. EBITDA adjusted for stock-based compensation, non-recurring acquisition costs, management fee, other non-recurring costs and includes $3.0 million of combined business synergies. (4) Represents mid-point of estimated 2012E Adjusted EBITDA range of $61.3 and $62.4 million. Please refer to LMI’s 8-K filed on January 11, 2013. (5) Management estimate based on pg. 7 of Investor Presentation included in 8-K issued on December 6, 2012.

* IV. Historical Financials I. Transaction Overview VI. Q&A II. Company Overview III. Key Investment Highlights V. Syndication Overview Appendix

* LMI Standalone at a Glance Financial Overview Business Overview Blue Chip Customer Base FY2012E Revenue Contribution Source: Company information, Company presentations, and Company filings. (1) Pro Forma for acquisition of TASS Inc. Leading supplier of structural assemblies, kits and components and provider of design engineering services to the aerospace and defense markets Significant exposure to high growth legacy and new platforms with large and growing backlog Commercial: Boeing 737, 747, 777, 787 Business and Regional Jet: Gulfstream 450/550, 650 Military: Blackhawk Long Term Agreements (“LTAs”) in place for over 85% of Aerostructures revenues, over 90% of which is sole-source Industry recognized nose-to-tail aircraft engineering expertise Experienced management team with significant ownership (~20%) Highly regarded by customers as evidenced by recent Boeing and Aviation Partners Boeing Supplier of the Year awards (2011) (1) By Segment By End Market

* LMI Aerostructures Products & Competencies Leading-edge wing slats, flap skins and ailerons Winglet leading edges and modification kits Fuselage and wing skins Helicopter cabin, aft, and pylon components Structural sheet metal Tailcone assemblies Thrust reversers and engine nacelles Fabrication Assembly Finishing Kitting Machining Composites Products Core Competencies

LMI EngineeringCapabilities

Highly Skilled Group of Engineers

Broad Engineering Knowledge / Capabilities

Concept/Design

- Concept Development
  - Aerodynamics
  - Wind Tunnel
  - Configuration
- Lofting
- Structural Design
- Systems Integration
- Analysis
- Certification Planning
- Tool Design
- Technical Documentation

Production

- Program Management
- Manufacturing Planning
- Engineering Liaison
- MRB Support
- Tool Design/Build
- Certification Support

Sustainment/In-Service Engineering

- Logistics
- Repair
- Modification Design
- Kitting
- Reverse Engineering
- Retirement

Flexible Engineering Workforce with High Utilization Rate

Program Management / Design for Cost Create Barriers to Entry

- Industry recognized nose-to-tail aircraft engineering expertise
- 450+ strong engineering cadre averages 10-25 years OEM experience
- Turnkey engineering expertise designing major assemblies (wing, fuselage, empennage) for commercial, corporate and military sector
- Engineering services provided to blue chip OEMs and Tier 1s
  - Approximately 150 engineers currently embedded at Boeing
- Direct connectivity to OEM engineering systems and proprietary design tools
- Design for Cost and manufacturing optimization of metal and non-metal assemblies provides LMI with true competitive differentiation

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* LMI’s Strategic Initiatives Build critical mass and enhanced capabilities to win larger and more complex assembly and design-build projects Make project management expertise the cornerstone of LMI’s competitive advantage Maintain diversified and reasonable balance within our markets, customers and platforms Commercial, Business and Regional Jet, Military Develop global low cost sources of supply, through ownership or use of our supply chain, to better market to global customers

Valent at a Glance

Business Overview

- Supplier of major complex sub-assemblies and machined parts to leading airframe manufacturers in commercial aerospace, business and regional jet and military industries
  - Commercial: Boeing 737, 747, 777, 787; Airbus 350; Bombardier C-Series
  - Business and Regional Jet: Gulfstream 650
  - Military: V-22, F-18, F-35
- Products and services include program management, complex assemblies, structural machined components, fabrication / sheet metal, metal processing and wire harness bundles
- Trusted and aligned relationships with blue chip customers
  - One of four Spirit Strategic Suppliers
- Awarded Boeing Supplier of the Year (2010) and Spirit AeroSystems Platinum Award Winner (2011)

FY2012E Revenue Contribution

By End Market



Military
21%
Large
Commercial
67%
Business and
Regional Jet
8%
Industrial
4%

By Function



Complex
Assemblies
25%
Machining
50%
Sheet Metal
15%
Bench Top
Assemblies
10%

Financial Overview

Valent - Fiscal Year Ended December 31,				
($ millions)	2009A	2010A	2011A	LTM 9/30/12
Revenue	$34.7	$76.9	$86.5	$102.9
% Growth	*NA*	*121.4%*	*12.5%*	*NA*
Adjusted EBITDA	6.6	9.5	12.3	15.7
% Margin	*18.9%*	*12.3%*	*14.2%*	*15.2%*
Capex	1.2	4.1	15.5	20.1
% of Revenue	*3.5%*	*5.3%*	*17.9%*	*19.5%*

Blue Chip Customer Base

13 Source: Company information.

* Valent Products & Competencies Products Major Program Management Multi-Axis Machining Complex 5-axis, 4-axis, and 3-axis contoured machined components Processing Capabilities 100+ tanks 38 tanks are 42’x9’x5’ Complex Assemblies 737 Crew Floor 737 Nose Wheel Well C-Series / MRJ Pylon Cradle Electro Mechanical Assemblies 787 Electrical Rack Commercial and military ground-based landing systems Machined Parts Core Competencies Complex Assemblies

* Valent is an Excellent Strategic Fit Broadens LMI’s capabilities High speed machining Complex assemblies Drives increased business from leading OEMs and Tier 1s on desirable, high growth platforms Adds scale to take advantage of strong up cycle in commercial aerospace and increases operating leverage Significant revenue and cost synergy opportunities Major program management

Operations in Key Aerospace Markets

HQ St. Charles, MO

Forming

Auburn, WA
San Diego, CA
Mexicali, CA
Wichita, KS
St. Charles, MO

Machining

Irving, TX
Sun Valley, CA

Processing

Cuba, MO
Tulsa, OK

Distribution

Catoosa, OK
Savannah, GA

Design

Mukilteo, WA
Vista, CA
Dallas, TX
Greenville, SC

Manufacturing Site

Wichita, KS
Fredonia, KS
Tulsa/Coweta, OK
St. Louis, MO
Washington, MO

Assembly Site

Lenexa, KS
St. Charles, MO
Cottonwood Falls, KS

Composite

Everett, WA



~2,300 pro forma non-union employees

16

* IV. Historical Financials I. Transaction Overview VI. Q&A II. Company Overview III. Key Investment Highlights V. Syndication Overview Appendix

* Key Investment Highlights Increased exposure to high growth platforms with sole-source, long term agreements Strengthens key technical capabilities and adds significant insourcing opportunities Long term revenue visibility supported by record OEM backlogs and positive industry dynamics Combined company provides Best-in-Class suite of products and services Conservative balance sheet management / philosophy Experienced management team with proven acquisition track record Substantial synergy opportunities Provides balanced diversification by end market and platform

* Long Term Revenue Visibility Supported by Record OEM Backlogs and Positive Industry Dynamics Boeing & Airbus Historical Backlog Historical and Projected Commercial Aircraft Build Rates Capacity constrained Tier 1s and OEMs offloading assembly work to meet OEM schedules Source: Public filings, IATA and Wall Street research. “Clearly, going from 35 to 38 to 42 is not easy… we may have to move some of the assembly out of the way to get a smooth flow in the 737 and 777 line… we will certainly offload some work… to assure we have enough capacity.” - Jeff Turner, Spirit CEO, Nov. 2011 Boeing Deliveries Airbus Deliveries Boeing & Airbus Deliveries % of World Aircraft Fleet Trough Recovery Peak Trough Recovery CAGR: 7.5%

Valent Adds Substantial Technical Capabilities

- Major program management
- Complex structural assemblies
- Complex 5-axis, 4-axis and 3-axis contour machining
- Electro-mechanical assemblies
  - Complex wire cable-harness integration for commercial and military ground-based landing systems
- Fully-integrated, state-of-the-art processing, tooling and technology
- Aircraft-on-Ground (“AOG”) / rapid response capabilities



737 Cockpit Crew Floor and Forward Bulkhead



737 Nose Wheel Well



BOEING

Supplier of the Year 2010

One of 16 winners chosen from 17,524 suppliers



SPIRIT AEROSYSTEMS

Platinum Award Winner 2011

One of 13 winners chosen from ~1,500 suppliers

Strategic Supplier 2012

One of four winners



Valent brings best-in-class capabilities and unmatched customer relationships

4

* Full Suite of Products and Services to Satisfy Customer Demands Capability Standalone Standalone Pro Forma Engineering High Speed Machining Sheet Metal Forming Processing Complex Assemblies LMI and Valent combination creates a unique supplier positioned to win larger, more complex work in both Aerostructures and Engineering Services

* Valent Provides Proven Insourcing Capabilities Demonstrated Success in Major Program Management – 737 Crew Floor By 2013, Valent estimates that nearly all 251 detail crew floor parts will be machined or formed internally Outsourced Insourced Estimated 2013 2011 2009

* Large Assembly Case Study LMI Engineering Services Machined Parts Valent Major Program Management With the addition of Valent, LMI can now supply a number of critical large assemblies to its customers at full rate Processing Structural Assembly Sheet Metal

* Increased Exposure to High Growth Platforms with Sole-Source, Long Term Agreements Program LMI Shipset Value Valent Shipset Value Pro Forma Shipset Value Customer 2013E Build Rate 2013E Revenue ’12E-’16E Build Rate CAGR 737 $82,000 $157,000 $239,000 468 ~$110mm 7.6% 747 $739,000 $141,000 $880,000 24 ~$20mm 0.0% 777 $98,000 $41,000 $139,000 100 ~$15mm 2.4% 787 $63,000 $120,000 $183,000 84 ~$15mm 23.9% G450/550 $483,000 NA $483,000 80 ~$40mm (2.3%) G650 $353,000 $198,000 $551,000 45 ~$25mm 15.1% Source: Company information and Management estimates.

* Balanced Diversification by End Market and Platform 2012E Revenue by End Market LMI Aerostructures LMI Engineering PF LMI + Valent Valent Aerostructures 2012E Aerostructures Revenue By Platform LMI Aerostructures PF LMI + Valent Valent Aerostructures Source: Management estimates. LMI maintains balanced mix of end market exposure with meaningful content on desirable platforms

* Substantial Synergy Opportunities Source of Synergy Synergies ($MM) Commentary Insourcing $1.3 Insourcing of supply chain purchases within the combined company Wages & Related Costs $0.5 Reduction in compensation expense as Newell brothers to perform duties previously performed by former LMI COO (resigned November 2012) Facilities Consolidation $0.3 Valent St. Louis facility to be consolidated with LMI St. Charles facility (rent, taxes, insurance, quality manager, etc.) Purchasing $0.5 Tooling, supplies and materials initiatives Other $0.4 Audit, tax, legal support, personnel, operating efficiencies Total Near-term Synergies $3.0 Estimated Combined Business Synergies Revenue synergies from combined capabilities, securing more complex assembly and design build work, as well as from a transfer of processing from LMI to OMT / Valent Cost Consolidation of back office operations at corporate offices Potential location consolidation Achievable Longer Term Revenue and Cost Synergies Not Included in Forecast Revenue

* Conservative Balance Sheet Management / Philosophy Management’s stated policy is to maintain a debt to total book capitalization ratio of under 50% Near term focus will be on deleveraging to historically conservative levels Free cash flow will be applied to paying down debt above the contractual excess cash flow sweep Will monitor the public equity market and opportunistically issue equity to deleverage and fund future tuck-in acquisitions The Company does not pay dividends, there is no dividend policy currently in place, and there are no plans to adopt a dividend policy M&A activity will be muted post acquisition Primary priority is to deleverage in the near term Any M&A activity would be limited to small, opportunistic tuck-in acquisitions Key Financial Characteristics

* Experienced Management Team with Proven Acquisition Track Record Management Team Acquisition Track Record Addition of Valent management adds bench strength and industry experience Year Target 2012 2009 2007 2006 2002 Combined management team will own ~20% of LMI’s equity base, resulting in considerable alignment of interests LMI Aerospace Year Target 2002 2002 2001 1998 Precise Machine Company Valent Aerostructures Year Target 2012 2009 CT Systems, LLC

* IV. Historical Financials I. Transaction Overview VI. Q&A II. Company Overview III. Key Investment Highlights V. Syndication Overview Appendix

* Revenue Adjusted EBITDA LMI Historical Financials Aerostructures Revenue growth driven by increased production rates primarily on Boeing’s large commercial aircraft platforms, such as the 737 and 747, as well as the introduction of Gulfstream’s G650 Engineering Services Revenue growth driven by new development and test programs as well as an increase in support requirements on certain platforms and increased engineering work required for Bombardier’s Learjet 85 platform Adjusted EBITDA growth driven by the significant increase in production rates along with stable fixed costs ($ in millions) Fiscal Year Ending December 31, Source: Company filings and audits.

* Revenue Adjusted EBITDA Valent Historical Financials Revenue growth driven by an increase in volume from its largest customer, Spirit, and increased production rates on its long-term contracts Adjusted EBITDA growth driven by increasing production volume as well as margin capture on its existing contracts as it insources additional work ($ in millions) Fiscal Year Ending December 31, Source: Company filings and audits.

* Combined Company 2012E Adjusted EBITDA ($ in millions) Fiscal Year Ending December 31, (1) Represents mid-point of Company estimated 2012E range. (2) Reported EBITDA defined as Net Income less depreciation and amortization, interest expense and income tax expense. Source: Please refer to LMI’s 8-K filed on January 11, 2013. (1) (1) (2) (1)

* Disciplined Capital Expenditures and Strategic Capital Spending Disciplined management of maintenance capital expenditures necessary to support contracted revenue Both LMI and Valent are investing in strategic growth capital investments to gain new capabilities and capacity, support substantial growth and improve efficiencies LMI undertook a significant expansion at its Tulsa facility and has invested in capital equipment to improve and augment production capabilities to meet increased demand Valent has recently invested ~$20 million in two additional facilities, as well as 3-, 4- and 5-axis state-of-the-art computer numerical control machining equipment to ensure the highest level of efficiency and reliability LMI Valent Source: Company filings and audits.

* IV. Historical Financials I. Transaction Overview VI. Q&A II. Company Overview III. Key Investment Highlights V. Syndication Overview Appendix

* Summary Term Sheet – Senior Secured Credit Facilities Borrower: LMI Aerospace, Inc. (the “Borrower”) LMI Aerospace, Inc. (the “Borrower”) Guarantors: All current and future, direct and indirect material domestic subsidiaries of the Borrower, subject to certain exceptions All current and future, direct and indirect material domestic subsidiaries of the Borrower, subject to certain exceptions Security: Secured on a first priority basis by all the capital stock and substantially all tangible and intangible assets of the Borrower and each Guarantor (65% of the stock in the case of foreign subsidiaries of the Borrower) Secured on a first priority basis by all the capital stock and substantially all tangible and intangible assets of the Borrower and each Guarantor (65% of the stock in the case of foreign subsidiaries of the Borrower) Facilities: $100 million Revolving Credit Facility (“Revolver”) $225 million Term Loan Facility (“Term Loan”) $100 million Revolving Credit Facility (“Revolver”) $225 million Term Loan Facility (“Term Loan”) Accordion: $35 million subject to a 3.75x Senior Secured Leverage Ratio (net of up to $25 million cash), plus an additional $40 million subject to a 3.0x Senior Secured Leverage Ratio (net of up to $25 million cash), in each case subject to 50 bps MFN $35 million subject to a 3.75x Senior Secured Leverage Ratio (net of up to $25 million cash), plus an additional $40 million subject to a 3.0x Senior Secured Leverage Ratio (net of up to $25 million cash), in each case subject to 50 bps MFN Tenor: Revolver: 5 years Term Loan: 6 years Revolver: 5 years Term Loan: 6 years Margin: Revolver: TBD Term Loan: TBD Revolver: TBD Term Loan: TBD Upfront/OID: TBD TBD LIBOR Floor: Term Loan: 125 bps Term Loan: 125 bps Call Protection: Term Loan: 101 Soft Call in Year 1 Term Loan: 101 Soft Call in Year 1 Commitment Fee: Revolver: 50 bps (with a step-down to 37.5 bps based on leverage ratio) Revolver: 50 bps (with a step-down to 37.5 bps based on leverage ratio) Amortization: Term Loan: 1% per annum Term Loan: 1% per annum Mandatory Prepayments: 50% of Excess Cash Flow, with step downs to 25% and 0% based on leverage ratios of 3.25x and 2.00x, respectively 100% of net proceeds of debt issuances (other than permitted indebtedness) 100% of net proceeds of non-ordinary course asset sales and dispositions 50% of Excess Cash Flow, with step downs to 25% and 0% based on leverage ratios of 3.25x and 2.00x, respectively 100% of net proceeds of debt issuances (other than permitted indebtedness) 100% of net proceeds of non-ordinary course asset sales and dispositions Financial Covenants: Maximum Total Net Leverage Ratio (net of up to $25 million cash) Minimum Interest Coverage Ratio

* 100% 100% Pro Forma Corporate Entity Structure $100 million Revolver $225 million Term Loan B All LMI U.S. Subsidiaries (11 subsidiaries) (Guarantor) LMI Aerospace, Inc. (Missouri) (the “Borrower”) All Valent U.S. Subsidiaries (6 subsidiaries) (Guarantor) Valent Aerostructures, LLC (Delaware) (Guarantor) 100%

* * Transaction Timeline Date Event January 16th Bank Meeting January 30th Bank Commitments Due Week of February 4th Allocations January 2013 January 2013 January 2013 January 2013 January 2013 January 2013 January 2013 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Denotes Holiday February 2013 February 2013 February 2013 February 2013 February 2013 February 2013 February 2013 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Denotes Key Date

* IV. Historical Financials I. Transaction Overview VI. Q&A II. Company Overview III. Key Investment Highlights V. Syndication Overview Appendix

* IV. Historical Financials I. Transaction Overview VI. Q&A II. Company Overview III. Key Investment Highlights V. Syndication Overview Appendix

* Adjusted EBITDA Reconciliation $’s in millions (1)

* Adjusted EBITDA Reconciliation (cont’d) LMI Adjustments (1) Acquisition Costs Adjustment for one-time costs associated with the acquisition of Integrated Technologies, Inc. in January 2009, the acquisition of TASS Inc. in August 2012 and the acquisition of Valent Aerostructures, LLC in December 2012 (2) PF Full Year TASS Pro forma adjustment to include a full year of EBITDA performance for TASS Inc. as if the acquisition occurred on the first day of the applicable LTM period Valent Adjustments (3) Management Fee Normalizes compensation fee to the former Valent shareholders (4) Moving expenses Add-back of one-time costs, primarily related to labor, utilities and maintenance associated with moving facilities to Washington from Dutzow (5) Acquisition Costs One-time legal and other costs associated with acquisition of CT Systems, LLC in November 2009 and the acquisition of 80% of Ozark Mountain Technologies, Inc. in April 2012 and other small tuck- in acquisitions (6) Other Other adjustments for minority interest on Cuba, MO facility, loss on sale of fixed assets and non- controlling interest in Ozark Mountain Technologies, Inc. (7) PF Full Year OMT Pro forma adjustment to include a full year of EBITDA performance for Ozark Mountain Technologies as if the acquisition occurred on the first day of the applicable LTM period Combined Adjustments (8) Combined Business Adjustment for near-term cost saving synergies relating to insourcing, wages, facilities consolidations, purchasing and other achievable synergies within the next 12 months Synergies